Exhibit 99.6

Consent of Independent Accountants

The Board of Directors

Search123.com Inc.:

We consent to the incorporation by reference in the registration statement (Nos.333-38896, 333-61284, 333-61278, 333-72704 and 333-89696) on Form S-8 of ValueClick, Inc. of our report dated August 13, 2003, with respect to the consolidated balance sheet of Search123.com Inc.and subsidiary as of December 31, 2002, and the related statements of operations, stockholders’ deficit and cash flows for the year then ended, which report appears in the Form 8-K/A of ValueClick, Inc. dated August 14, 2003

KPMG LLP

Los Angeles, California

August 13, 2003